CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Parenthetical) - $ / shares	Sep. 30, 2017	Dec. 31, 2016
SHAREHOLDERS' EQUITY
Common Share, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	180,000,000	180,000,000
Common Stock, shares issued (in shares)	101,969,666	101,969,666
Common Stock, shares outstanding (in shares)	101,969,666	101,969,666